Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2011

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period's presentation.

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions – except share data)

CONSOLIDATED

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$322.6	$366.4	$356.3	$313.8	$203.5	Insurance Services	$53.7	$65.6	$37.7	$46.5	$72.2	$94.3	$68.7	$78.6
42.9	34.9	37.3	56.8	62.6	Asset Management	14.5	12.4	16.6	19.1	16.4	15.0	13.2	12.2
(23.8)	(160.2)	(77.9)	(87.8)	(71.0)	Other	(15.8)	(11.3)	(28.4)	(15.5)	(12.3)	(39.7)	(20.8)	(15.0)

341.7	241.1	315.7	282.8	195.1	Total income before income taxes	52.4	66.7	25.9	50.1	76.3	69.6	61.1	75.8
114.2	78.2	106.8	93.8	55.8	Income taxes	13.1	19.2	7.1	16.4	24.3	23.4	20.0	26.1

$227.5	$162.9	$208.9	$189.0	$139.3	Net income	$39.3	$47.5	$18.8	$33.7	$52.0	$46.2	$41.1	$49.7

					Net income per common share:
$4.39	$3.33	$4.27	$4.04	$3.10	Basic	$0.89	$1.07	$0.42	$0.73	$1.13	$0.99	$0.87	$1.05
4.35	3.30	4.26	4.02	3.09	Diluted	0.89	1.07	0.42	0.73	1.12	0.99	0.87	1.04
					Share data:
51,824,050	48,917,235	48,932,908	46,774,277	44,876,650	Basic weighted-average	44,205,832	44,521,757	44,868,646	45,933,253	46,034,985	46,443,127	47,235,079	47,402,609
52,344,950	49,292,240	49,044,543	47,006,228	45,016,070	Diluted weighted-average	44,278,707	44,577,667	45,056,472	46,190,915	46,352,440	46,607,410	47,510,976	47,679,206
49,155,131	48,989,074	47,744,524	46,159,387	44,268,859	At period end	44,268,859	44,186,432	44,540,232	45,384,126	46,159,387	46,028,626	46,959,126	47,344,740

$227.5	$162.9	$208.9	$189.0	$139.3	Net income	$39.3	$47.5	$18.8	$33.7	$52.0	$46.2	$41.1	$49.7
—	—	(12.0)	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—	—
(0.4)	(83.4)	(17.3)	(32.1)	(4.5)	After-tax net capital gains (losses)	0.7	4.8	(8.5)	(1.5)	(1.0)	(18.6)	(8.1)	(4.4)

$227.9	$246.3	$238.2	$221.1	$143.8	Net income excluding after-tax operating initiatives* and after-tax net capital gains (losses)	$38.6	$42.7	$27.3	$35.2	$53.0	$64.8	$49.2	$54.1

$(0.6)	$(128.8)	$(26.9)	$(51.6)	$(6.9)	Net capital gains (losses)	$1.0	$7.7	$(13.1)	$(2.5)	$(2.1)	$(29.6)	$(12.9)	$(7.0)
(0.2)	(45.4)	(9.6)	(19.5)	(2.4)	Tax expense (benefit) on net capital gains (losses)	0.3	2.9	(4.6)	(1.0)	(1.1)	(11.0)	(4.8)	(2.6)

$(0.4)	$(83.4)	$(17.3)	$(32.1)	$(4.5)	After-tax net capital gains (losses)	$0.7	$4.8	$(8.5)	$(1.5)	$(1.0)	$(18.6)	$(8.1)	$(4.4)

					Diluted earnings per common share:
$4.35	$3.30	$4.26	$4.02	$3.09	Net income	$0.89	$1.07	$0.42	$0.73	$1.12	$0.99	$0.87	$1.04
—	—	(0.25)	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—	—
—	(1.70)	(0.35)	(0.68)	(0.10)	After-tax net capital gains (losses)	0.02	0.11	(0.19)	(0.03)	(0.02)	(0.40)	(0.17)	(0.09)

$4.35	$5.00	$4.86	$4.70	$3.19	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital gains (losses)	$0.87	$0.96	$0.61	$0.76	$1.14	$1.39	$1.04	$1.13

$1,429.0	$1,380.3	$1,735.4	$1,912.1	$2,010.5	Shareholders’ equity	$2,010.5	$2,031.4	$1,918.3	$1,901.7	$1,912.1	$2,001.6	$1,912.3	$1,803.6
16.8	(153.9)	71.4	160.9	235.1	Accumulated other comprehensive income (loss)	235.1	259.7	186.0	151.4	160.9	268.4	191.0	106.3

$1,412.2	$1,534.2	$1,664.0	$1,751.2	$1,775.4	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,775.4	$1,771.7	$1,732.3	$1,750.3	$1,751.2	$1,733.2	$1,721.3	$1,697.3

15.7%	11.6%	13.4%	10.4%	7.1%	Net income return on average equity	7.8%	9.6%	3.9%	7.1%	10.6%	9.4%	8.8%	11.2%
15.8	11.1	13.1	11.1	7.9	Net income return on average equity (excluding accumulated other comprehensive income (loss))	8.9	10.8	4.3	7.7	11.9	10.7	9.6	11.8
15.8	16.7	14.9	12.9	8.2	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	8.7	9.7	6.3	8.0	12.2	15.0	11.5	12.9

					Book value per common share:
$29.07	$28.18	$36.35	$41.42	$45.42	Including accumulated other comprehensive income (loss)	$45.42	$45.97	$43.07	$41.90	$41.42	$43.49	$40.72	$38.10
0.34	(3.14)	1.50	3.48	5.32	Accumulated other comprehensive income (loss)	5.32	5.87	4.18	3.33	3.48	5.84	4.06	2.25

$28.73	$31.32	$34.85	$37.94	$40.10	Excluding accumulated other comprehensive income (loss)	$40.10	$40.10	$38.89	$38.57	$37.94	$37.65	$36.66	$35.85

3,437	3,436	3,150	3,091	2,974	Number of employees	2,974	3,045	3,076	3,078	3,091	3,090	3,104	3,129

*	Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,078.3	$2,140.2	$2,101.9	$2,097.7	$2,153.3	Premiums	$542.7	$539.8	$537.0	$533.8	$524.5	$532.8	$532.9	$507.5
115.2	114.6	108.5	116.5	115.5	Administrative fees	28.1	28.5	29.5	29.4	29.8	29.1	29.3	28.3
516.3	541.0	586.5	602.5	612.8	Net investment income	155.9	147.3	152.6	157.0	158.0	152.7	141.9	149.9
					Net capital gains (losses):
(2.5)	(104.9)	(5.9)	(0.7)	(1.8)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.1)	(0.3)	(0.5)	(0.9)	—	(0.6)	(0.1)	—
1.9	(23.9)	(21.0)	(50.9)	(5.1)	All other net capital gains (losses)	1.1	8.0	(12.6)	(1.6)	(2.1)	(29.0)	(12.8)	(7.0)

(0.6)	(128.8)	(26.9)	(51.6)	(6.9)	Total net capital gains (losses)	1.0	7.7	(13.1)	(2.5)	(2.1)	(29.6)	(12.9)	(7.0)

2,709.2	2,667.0	2,770.0	2,765.1	2,874.7	Total revenues	727.7	723.3	706.0	717.7	710.2	685.0	691.2	678.7

					Benefits and expenses:
1,591.8	1,589.4	1,575.7	1,619.8	1,771.2	Benefits to policyholders	446.5	432.2	452.4	440.1	412.1	400.9	424.4	382.4
108.8	110.7	145.6	158.4	161.0	Interest credited	43.9	36.7	40.0	40.4	41.8	44.1	32.9	39.6
434.8	469.2	476.2	446.2	471.2	Operating expenses	114.1	120.7	118.1	118.3	111.4	108.5	111.5	114.8
198.0	227.6	202.0	206.1	218.7	Commissions and bonuses	52.6	53.1	54.2	58.8	51.5	51.5	48.2	54.9
36.4	37.3	34.2	34.7	36.7	Premium taxes	9.3	9.1	8.9	9.4	8.6	8.4	8.6	9.1
30.7	39.2	39.2	38.9	38.9	Interest expense	9.7	9.7	9.8	9.7	9.7	9.7	9.8	9.7
(86.2)	(115.3)	(93.9)	(92.9)	(98.8)	Deferral of acquisition costs	(21.6)	(24.2)	(23.1)	(29.9)	(21.1)	(24.8)	(21.8)	(25.2)
53.2	67.8	75.3	71.1	80.7	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	20.8	19.3	19.8	20.8	19.9	17.1	16.5	17.6

2,367.5	2,425.9	2,454.3	2,482.3	2,679.6	Total benefits and expenses	675.3	656.6	680.1	667.6	633.9	615.4	630.1	602.9

341.7	241.1	315.7	282.8	195.1	Income before income taxes	52.4	66.7	25.9	50.1	76.3	69.6	61.1	75.8
114.2	78.2	106.8	93.8	55.8	Income taxes	13.1	19.2	7.1	16.4	24.3	23.4	20.0	26.1

227.5	162.9	208.9	189.0	139.3	Net income	39.3	47.5	18.8	33.7	52.0	46.2	41.1	49.7

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
					Net unrealized capital gains (losses) on securities available-for-sale
25.0	(206.0)	210.8	100.5	103.4		3.9	73.5	35.0	(9.0)	(103.8)	78.4	86.8	39.1
(2.0)	80.3	3.5	(9.6)	(5.9)	Reclassification adjustment for net capital (gains) losses included in net income	(1.2)	(0.7)	(1.2)	(2.8)	(2.1)	(1.9)	(3.0)	(2.6)
					Employee benefit plans:
0.3	(45.9)	8.4	(5.0)	(26.6)	Prior service credit (cost) and net gains (losses) arising during the period, net	(28.1)	—	—	1.5	(2.5)	—	—	(2.5)
1.6	0.9	4.9	3.6	3.3	Reclassification adjustment for amortization to net periodic pension cost, net	0.8	0.9	0.8	0.8	0.9	0.9	0.9	0.9

24.9	(170.7)	227.6	89.5	74.2	Total	(24.6)	73.7	34.6	(9.5)	(107.5)	77.4	84.7	34.9

$252.4	$(7.8)	$436.5	$278.5	$213.5	Comprehensive income (loss)	$14.7	$121.2	$53.4	$24.2	$(55.5)	$123.6	$125.8	$84.6

					Statutory data- insurance subsidiaries:
$309.3	$341.6	$375.0	$317.4	$185.5	Net gain from operations before federal income taxes and realized capital gains (losses)	41.1	$68.1	$32.6	$43.7	$75.9	$90.1	$70.2	$81.2
197.2	235.0	251.4	202.4	143.5	Net gain from operations after federal income taxes and before realized capital gains (losses)	44.8	54.9	17.2	26.6	45.5	51.2	54.3	51.4
1,047.8	1,154.6	1,243.2	1,226.8	1,193.3	Capital and surplus	1,193.3	1,256.2	1,213.0	1,237.1	1,226.8	1,231.2	1,204.6	1,239.6
102.2	78.8	89.7	95.6	107.2	Asset valuation reserve	107.2	96.5	98.3	97.1	95.6	99.2	93.0	94.9

STANCORP FINANCIAL GROUP, INC.

Financial Results

(in millions)

RESULTS BY SEGMENT

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$2,063.6	$2,109.1	$2,067.2	$2,056.2	$2,145.3	Insurance Services	$540.9	$538.3	$535.6	$530.5	$512.0	$514.2	$523.6	$506.4
14.7	31.1	34.7	41.5	8.0	Asset Management	1.8	1.5	1.4	3.3	12.5	18.6	9.3	1.1

2,078.3	2,140.2	2,101.9	2,097.7	2,153.3	Total premiums	542.7	539.8	537.0	533.8	524.5	532.8	532.9	507.5

					Administrative fees:
8.4	9.2	8.3	9.6	12.3	Insurance Services	3.7	3.0	2.9	2.7	2.7	2.6	2.3	2.0
118.7	118.3	114.1	121.5	119.9	Asset Management	28.7	29.7	30.9	30.6	30.7	30.3	30.6	29.9
(11.9)	(12.9)	(13.9)	(14.6)	(16.7)	Other	(4.3)	(4.2)	(4.3)	(3.9)	(3.6)	(3.8)	(3.6)	(3.6)

115.2	114.6	108.5	116.5	115.5	Total administrative fees	28.1	28.5	29.5	29.4	29.8	29.1	29.3	28.3

					Net investment income:
325.8	337.5	335.1	338.9	341.3	Insurance Services	85.7	85.8	85.4	84.4	86.4	84.8	83.7	84.0
170.2	183.8	234.0	251.0	262.7	Asset Management	69.2	59.0	64.9	69.6	69.8	65.9	54.0	61.3
20.3	19.7	17.4	12.6	8.8	Other	1.0	2.5	2.3	3.0	1.8	2.0	4.2	4.6

516.3	541.0	586.5	602.5	612.8	Total net investment income	155.9	147.3	152.6	157.0	158.0	152.7	141.9	149.9

(0.6)	(128.8)	(26.9)	(51.6)	(6.9)	Net capital gains (losses)	1.0	7.7	(13.1)	(2.5)	(2.1)	(29.6)	(12.9)	(7.0)

2,709.2	2,667.0	2,770.0	2,765.1	2,874.7	Total revenues	727.7	723.3	706.0	717.7	710.2	685.0	691.2	678.7

					Benefits and expenses:
2,075.2	2,089.4	2,054.3	2,090.9	2,295.4	Insurance Services	576.6	561.5	586.2	571.1	528.9	507.3	540.9	513.8
260.7	298.3	345.5	357.2	328.0	Asset Management	85.2	77.8	80.6	84.4	96.6	99.8	80.7	80.1
31.6	38.2	54.5	34.2	56.2	Other	13.5	17.3	13.3	12.1	8.4	8.3	8.5	9.0

2,367.5	2,425.9	2,454.3	2,482.3	2,679.6	Total benefits and expenses	675.3	656.6	680.1	667.6	633.9	615.4	630.1	602.9

					Income (loss) before income taxes:
322.6	366.4	356.3	313.8	203.5	Insurance Services	53.7	65.6	37.7	46.5	72.2	94.3	68.7	78.6
42.9	34.9	37.3	56.8	62.6	Asset Management	14.5	12.4	16.6	19.1	16.4	15.0	13.2	12.2
(23.8)	(160.2)	(77.9)	(87.8)	(71.0)	Other	(15.8)	(11.3)	(28.4)	(15.5)	(12.3)	(39.7)	(20.8)	(15.0)

341.7	241.1	315.7	282.8	195.1	Total income before income taxes	52.4	66.7	25.9	50.1	76.3	69.6	61.1	75.8
114.2	78.2	106.8	93.8	55.8	Income taxes	13.1	19.2	7.1	16.4	24.3	23.4	20.0	26.1

$227.5	$162.9	$208.9	$189.0	$139.3	Net income	$39.3	$47.5	$18.8	$33.7	$52.0	$46.2	$41.1	$49.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,063.6	$2,109.1	$2,067.2	$2,056.2	$2,145.3	Premiums	$540.9	$538.3	$535.6	$530.5	$512.0	$514.2	$523.6	$506.4
8.4	9.2	8.3	9.6	12.3	Administrative fees	3.7	3.0	2.9	2.7	2.7	2.6	2.3	2.0
325.8	337.5	335.1	338.9	341.3	Net investment income	85.7	85.8	85.4	84.4	86.4	84.8	83.7	84.0

2,397.8	2,455.8	2,410.6	2,404.7	2,498.9	Total revenues	630.3	627.1	623.9	617.6	601.1	601.6	609.6	592.4

					Benefits and expenses:
1,569.4	1,549.7	1,530.3	1,566.4	1,750.9	Benefits to policyholders	441.4	427.1	448.1	434.3	397.0	379.6	411.7	378.1
16.1	10.8	4.7	4.8	4.6	Interest credited	1.1	0.9	1.6	1.0	1.0	1.4	1.3	1.1
313.2	338.4	333.9	331.8	338.7	Operating expenses	82.3	84.2	85.7	86.5	82.9	81.1	82.6	85.2
167.5	175.8	169.8	175.7	185.1	Commissions and bonuses	44.8	46.1	43.7	50.5	43.3	44.0	40.0	48.4
36.4	37.3	34.2	34.5	36.6	Premium taxes	9.3	9.1	8.8	9.4	8.5	8.5	8.4	9.1
(70.6)	(75.2)	(73.1)	(76.2)	(79.4)	Deferral of acquisition costs	(17.4)	(20.9)	(15.9)	(25.2)	(16.9)	(20.5)	(16.4)	(22.4)
43.2	52.6	54.5	53.9	58.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	15.1	15.0	14.2	14.6	13.1	13.2	13.3	14.3

2,075.2	2,089.4	2,054.3	2,090.9	2,295.4	Total benefits and expenses	576.6	561.5	586.2	571.1	528.9	507.3	540.9	513.8

$322.6	$366.4	$356.3	$313.8	$203.5	Income before income taxes	$53.7	$65.6	$37.7	$46.5	$72.2	$94.3	$68.7	$78.6

					Benefit ratio (including interest credited):
66.1%	63.5%	63.7%	65.3%	70.3%	% of total revenues	70.2%	68.3%	72.1%	70.5%	66.2%	63.3%	67.7%	64.0%
76.8	74.0	74.3	76.4	81.8	% of total premiums	81.8	79.5	84.0	82.1	77.7	74.1	78.9	74.9

					Statistics (% of total premiums):
15.2%	16.0%	16.2%	16.1%	15.8%	Operating expenses	15.2%	15.6%	16.0%	16.3%	16.2%	15.8%	15.8%	16.8%
15.6	17.4	17.2	15.3	9.5	Income before income taxes	9.9	12.2	7.0	8.8	14.1	18.3	13.1	15.5

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$807.2	$850.3	$819.6	$835.7	$892.6	Life and AD&D	$221.8	$224.7	$224.5	$221.6	$210.2	$210.9	$209.6	$205.0
869.8	862.9	825.6	799.9	803.3	LTD	201.3	200.5	201.4	200.1	200.6	200.6	197.9	200.8
219.5	215.5	205.7	203.7	208.0	STD	51.7	52.4	52.5	51.4	51.6	50.8	50.6	50.7
70.8	75.8	79.5	81.5	81.6	Other	21.1	20.5	20.2	19.8	20.4	20.3	20.5	20.3
(37.2)	(44.6)	(40.2)	(27.9)	(12.5)	Experience rated refunds	1.7	(4.0)	(5.7)	(4.5)	(11.7)	(9.9)	4.6	(10.9)

$1,930.1	$1,959.9	$1,890.2	$1,892.9	$1,973.0	Total premiums	$497.6	$494.1	$492.9	$488.4	$471.1	$472.7	$483.2	$465.9

					Benefit ratio (including interest credited):
67.4%	63.9%	64.7%	66.8%	72.1%	% of total revenues	71.8%	70.0%	73.6%	73.1%	66.7%	65.3%	69.5%	65.8%
77.4	73.6	74.7	77.2	83.1	% of total premiums	82.8	80.7	84.8	84.2	77.4	75.5	79.9	76.1

					Statistics (% of total premiums):
15.1%	16.1%	16.3%	16.2%	15.8%	Operating expenses	15.4%	15.7%	16.0%	16.3%	16.2%	15.8%	15.8%	16.9%
14.5	17.2	16.4	14.0	8.0	Income before income taxes	8.9	10.6	6.0	6.3	14.2	16.4	11.7	14.0

					Sales (annualized new premiums) reported at contract effective date:
$181.4	$134.8	$124.8	$156.9	$155.5	Life and AD&D	$34.5	$23.5	$20.1	$77.4	$35.0	$24.9	$23.5	$73.5
168.7	93.5	95.3	103.1	107.7	LTD	26.1	22.1	9.3	50.2	22.2	23.4	10.8	46.7
34.2	33.5	35.6	45.1	42.6	STD	8.2	6.9	5.2	22.3	11.1	7.1	4.6	22.3
24.5	30.7	32.1	25.5	30.6	Other	5.9	11.2	3.1	10.4	4.8	4.3	3.7	12.7

$408.8	$292.5	$287.8	$330.6	$336.4	Total sales	$74.7	$63.7	$37.7	$160.3	$73.1	$59.7	$42.6	$155.2

					Persistency (% of premiums):
89.9%	83.3%	84.4%	89.8%	89.8%	Life and AD&D
87.5	83.4	85.6	89.1	89.7	LTD
82.9	81.0	77.8	87.9	87.1	STD
74.3	79.0	77.2	78.3	76.7	Other

87.4%	82.9%	83.8%	88.7%	88.8%	Total persistency

					Individual Disability:
$133.5	$149.2	$177.0	$163.3	$172.3	Premiums:	$43.3	$44.2	$42.7	$42.1	$40.9	$41.5	$40.4	$40.5
					Benefit ratio:
50.6%	59.2%	54.1%	50.5%	51.4%	% of total revenues	54.3%	51.0%	56.7%	43.6%	61.7%	44.0%	49.8%	46.4%
69.3	78.7	69.3	66.8	67.3	% of total premiums	70.9	66.3	74.5	57.2	81.9	58.1	66.1	61.2

					Statistics (% of premiums):
16.6%	15.7%	14.2%	15.7%	15.3%	Operating expenses	13.6%	14.9%	15.9%	16.9%	15.6%	15.4%	15.8%	15.8%
32.2	19.6	25.7	29.3	26.7	Income before income taxes	21.5	29.4	18.5	37.5	13.0	40.5	30.4	33.3
$23.9	$26.4	$23.0	$21.1	$22.2	Disability sales	$4.8	$6.8	$5.1	$5.5	$5.3	$6.7	$4.8	$4.3
95.0%	94.7%	92.9%	94.8%	95.1%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$14.7	$31.1	$34.7	$41.5	$8.0	Premiums	$1.8	$1.5	$1.4	$3.3	$12.5	$18.6	$9.3	$1.1
118.7	118.3	114.1	121.5	119.9	Administrative fees	28.7	29.7	30.9	30.6	30.7	30.3	30.6	29.9
170.2	183.8	234.0	251.0	262.7	Net investment income	69.2	59.0	64.9	69.6	69.8	65.9	54.0	61.3

303.6	333.2	382.8	414.0	390.6	Total revenues	99.7	90.2	97.2	103.5	113.0	114.8	93.9	92.3

					Benefits and expenses:
22.4	39.7	45.4	53.4	20.3	Benefits to policyholders	5.1	5.1	4.3	5.8	15.1	21.3	12.7	4.3
92.7	99.9	140.9	153.6	156.4	Interest credited	42.8	35.8	38.4	39.4	40.8	42.7	31.6	38.5
120.2	131.4	126.9	119.0	115.2	Operating expenses	28.0	28.9	28.9	29.4	29.8	28.8	30.1	30.3
30.5	51.8	32.2	30.4	33.6	Commissions and bonuses	7.8	7.0	10.5	8.3	8.2	7.5	8.2	6.5
—	—	—	0.2	0.1	Premium taxes	—	—	0.1	—	0.1	(0.1)	0.2	—
0.5	0.4	0.1	0.1	—	Interest expense	—	—	—	—	—	—	0.1	—
(15.6)	(40.1)	(20.8)	(16.7)	(19.4)	Deferral of acquisition costs	(4.2)	(3.3)	(7.2)	(4.7)	(4.2)	(4.3)	(5.4)	(2.8)
10.0	15.2	20.8	17.2	21.8	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.7	4.3	5.6	6.2	6.8	3.9	3.2	3.3

260.7	298.3	345.5	357.2	328.0	Total benefits and expenses	85.2	77.8	80.6	84.4	96.6	99.8	80.7	80.1

$42.9	$34.9	$37.3	$56.8	$62.6	Income before income taxes	$14.5	$12.4	$16.6	$19.1	$16.4	$15.0	$13.2	$12.2

					Assets under administration:
$18,725.6	$14,467.3	$15,780.3	$15,281.7	$13,764.9	Retirement Plans *	$13,764.9	$13,580.4	$15,247.5	$15,309.7	$15,281.7	$14,695.0	$13,838.0	$15,521.0
1,295.9	2,056.6	2,390.9	2,684.2	2,975.7	Individual Annuities	2,975.7	2,920.5	2,895.1	2,750.6	2,684.2	2,610.1	2,524.8	2,430.3
1,899.4	2,526.2	2,588.8	2,697.3	2,691.6	Mortgage loans for other investors	2,691.6	2,699.2	2,698.7	2,670.7	2,697.3	2,645.2	2,608.9	2,605.3
447.3	644.7	1,093.9	1,224.5	1,001.5	Private client wealth management	1,001.5	965.8	1,199.7	1,230.5	1,224.5	1,179.7	1,021.5	1,081.1

$22,368.2	$19,694.8	$21,853.9	$21,887.7	$20,433.7	Total assets under administration	$20,433.7	$20,165.9	$22,041.0	$21,961.5	$21,887.7	$21,130.0	$19,993.2	$21,637.7

					Annualized operating expenses:
					(% of average assets under administration)
0.56%	0.62%	0.65%	0.57%	0.58%	Retirement Plans *	0.60%	0.58%	0.56%	0.56%	0.60%	0.60%	0.62%	0.57%

					Interest credited:
					(% of investment income)
54.9%	57.0%	57.5%	56.5%	54.6%	Retirement Plans	53.6%	56.0%	55.5%	53.6%	54.9%	57.1%	57.2%	56.9%
67.0	64.2	68.4	69.0	66.5	Individual Annuities	68.9	69.5	66.3	61.9	63.5	75.6	63.5	73.2

$210.7	$895.4	$398.8	$363.8	$410.3	Individual Annuity sales	$84.5	$60.2	$175.2	$90.4	$94.2	$95.7	$118.2	$55.7

$1,447.3	$1,373.8	$718.5	$887.5	$1,007.7	Commercial mortgage loans originated	$237.0	$271.7	$302.7	$196.3	$215.8	$330.4	$200.7	$140.6

*	Includes the August 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(11.9)	$(12.9)	$(13.9)	$(14.6)	$(16.7)	Administrative fees	$(4.3)	$(4.2)	$(4.3)	$(3.9)	$(3.6)	$(3.8)	$(3.6)	$(3.6)
20.3	19.7	17.4	12.6	8.8	Net investment income	1.0	2.5	2.3	3.0	1.8	2.0	4.2	4.6
					Net capital gains (losses):
(2.5)	(104.9)	(5.9)	(0.7)	(1.8)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.1)	(0.3)	(0.5)	(0.9)	—	(0.6)	(0.1)	—
1.9	(23.9)	(21.0)	(50.9)	(5.1)	All other net capital gains (losses)	1.1	8.0	(12.6)	(1.6)	(2.1)	(29.0)	(12.8)	(7.0)

(0.6)	(128.8)	(26.9)	(51.6)	(6.9)	Total net capital gains (losses)	1.0	7.7	(13.1)	(2.5)	(2.1)	(29.6)	(12.9)	(7.0)

7.8	(122.0)	(23.4)	(53.6)	(14.8)	Total revenues	(2.3)	6.0	(15.1)	(3.4)	(3.9)	(31.4)	(12.3)	(6.0)

					Benefits and expenses:
1.4	(0.6)	15.4	(4.6)	17.3	Operating expenses	3.8	7.6	3.5	2.4	(1.3)	(1.4)	(1.2)	(0.7)
30.2	38.8	39.1	38.8	38.9	Interest expense	9.7	9.7	9.8	9.7	9.7	9.7	9.7	9.7

31.6	38.2	54.5	34.2	56.2	Total benefits and expenses	13.5	17.3	13.3	12.1	8.4	8.3	8.5	9.0

$(23.8)	$(160.2)	$(77.9)	$(87.8)	$(71.0)	Loss before income taxes	$(15.8)	$(11.3)	$(28.4)	$(15.5)	$(12.3)	$(39.7)	$(20.8)	$(15.0)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(in millions)

CONSOLIDATED

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS
					Investments:
$4,997.1	$ 5,200.3	$ 6,167.3	$ 6,419.1	$ 6,769.5	Fixed maturity securities—available-for-sale	$6,769.5	$6,717.3	$6,551.2	$6,444.5	$6,419.1	$6,509.2	$6,367.5	$6,292.2
4.5	1.4	1.1	—	—	Short-term investments	—	—	—	—	—	0.7	0.8	1.0
3,657.7	4,083.6	4,284.8	4,513.6	4,902.3	Commercial mortgage loans, net	4,902.3	4,828.8	4,761.6	4,615.0	4,513.6	4,468.0	4,313.7	4,304.5
53.8	62.5	93.4	153.1	92.7	Real estate, net*	92.7	104.0	121.9	141.5	153.1	165.4	175.9	93.5
21.9	22.2	23.2	60.8	130.9	Other invested assets*	130.9	134.9	116.1	83.7	60.8	47.3	32.5	22.9

8,735.0	9,370.0	10,569.8	11,146.6	11,895.4	Total investments	11,895.4	11,785.0	11,550.8	11,284.7	11,146.6	11,190.6	10,890.4	10,714.1
205.8	280.5	108.3	152.0	138.4	Cash and cash equivalents	138.4	172.2	111.1	86.5	152.0	141.4	162.8	99.3
106.8	101.9	104.4	101.9	118.8	Premiums and other receivables	118.8	121.2	111.7	114.6	101.9	118.8	110.9	101.7
93.1	103.1	108.8	110.8	111.7	Accrued investment income	111.7	114.2	112.2	114.9	110.8	114.0	109.7	114.9
929.6	944.0	935.0	938.3	949.3	Amounts recoverable from reinsurers	949.3	942.6	942.3	940.5	938.3	939.6	935.0	936.7
288.8	334.5	338.8	357.1	375.5	Deferred acquisition costs, value of business acquired and other intangible assets, net	375.5	373.4	370.8	372.1	357.1	344.9	345.7	344.4
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0	36.0	36.0
126.9	136.1	127.2	111.5	101.3	Property and equipment, net	101.3	102.9	102.8	107.9	111.5	116.3	119.3	122.6
—	75.1	—	—	—	Deferred tax assets, net	—	—	—	—	—	—	—	—
74.5	98.1	66.7	101.7	113.9	Other assets	113.9	64.5	101.8	67.5	101.7	75.8	43.9	37.2
4,386.4	3,075.9	4,174.5	4,787.4	4,593.5	Separate account assets	4,593.5	4,205.6	5,014.9	5,056.5	4,787.4	4,398.7	3,976.1	4,393.5

$14,982.9	$14,555.2	$16,569.5	$17,843.3	$18,433.8	Total assets	$18,433.8	$17,917.6	$18,454.4	$18,181.2	$17,843.3	$17,476.1	$16,729.8	$16,900.4

					LIABILITIES AND SHAREHOLDERS' EQUITY
					Liabilities:
$5,158.7	$5,285.9	$5,368.7	$5,502.3	$5,683.6	Future policy benefits and claims	$5,683.6	$5,622.1	$5,580.2	$5,531.5	$5,502.3	$5,463.9	$5,423.5	$5,369.0
3,153.8	3,944.1	4,337.1	4,627.8	5,078.1	Other policyholder funds	5,078.1	4,969.2	4,898.7	4,692.6	4,627.8	4,547.7	4,470.6	4,388.0
15.6	—	30.0	58.3	113.5	Deferred tax liabilities, net	113.5	109.0	64.9	53.1	58.3	121.9	96.0	55.8
4.0	3.7	2.9	2.2	251.2	Short-term debt	251.2	251.3	1.4	1.8	2.2	2.5	2.8	2.8
562.6	561.5	553.2	551.9	300.9	Long-term debt	300.9	300.8	551.4	551.6	551.9	552.3	552.7	552.9
272.8	303.8	367.7	401.3	402.5	Other liabilities	402.5	428.2	424.6	392.4	401.3	387.5	295.8	334.8
4,386.4	3,075.9	4,174.5	4,787.4	4,593.5	Separate account liabilities	4,593.5	4,205.6	5,014.9	5,056.5	4,787.4	4,398.7	3,976.1	4,393.5

13,553.9	13,174.9	14,834.1	15,931.2	16,423.3	Total liabilities	16,423.3	15,886.2	16,536.1	16,279.5	15,931.2	15,474.5	14,817.5	15,096.8

					Shareholders’ equity:
267.1	262.9	220.4	158.2	82.4	Common stock	82.4	78.7	86.8	123.6	158.2	152.6	186.9	204.0
16.8	(153.9)	71.4	160.9	235.1	Accumulated other comprehensive income (loss)	235.1	259.7	186.0	151.4	160.9	268.4	191.0	106.3
1,145.1	1,271.3	1,443.6	1,593.0	1,693.0	Retained earnings	1,693.0	1,693.0	1,645.5	1,626.7	1,593.0	1,580.6	1,534.4	1,493.3

1,429.0	1,380.3	1,735.4	1,912.1	2,010.5	Total shareholders’ equity	2,010.5	2,031.4	1,918.3	1,901.7	1,912.1	2,001.6	1,912.3	1,803.6

$14,982.9	$14,555.2	$16,569.5	$17,843.3	$18,433.8	Total liabilities and shareholders' equity	$18,433.8	$17,917.6	$18,454.4	$18,181.2	$17,843.3	$17,476.1	$16,729.8	$16,900.4

*	Certain investments previously classified as Real estate, net and Policy loans have been reclassified to Other invested assets for all periods presented.

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$4,390.8	$4,547.1	$5,367.1	$5,620.7	$5,983.3	Public	$5,983.3	$5,908.0	$5,759.9	$5,647.7	$5,620.7	$5,688.1	$5,523.5	$5,467.7
606.3	653.2	800.2	798.4	786.2	Private	786.2	809.3	791.3	796.8	798.4	821.1	844.0	824.5

4,997.1	5,200.3	6,167.3	6,419.1	6,769.5	Total fixed maturity securities—available-for-sale	6,769.5	6,717.3	6,551.2	6,444.5	6,419.1	6,509.2	6,367.5	6,292.2
4.5	1.4	1.1	—	—	Short-term investments	—	—	—	—	—	0.7	0.8	1.0
3,657.7	4,083.6	4,284.8	4,513.6	4,902.3	Commercial mortgage loans, net	4,902.3	4,828.8	4,761.6	4,615.0	4,513.6	4,468.0	4,313.7	4,304.5
53.8	62.5	93.4	153.1	92.7	Real estate, net*	92.7	104.0	121.9	141.5	153.1	165.4	175.9	93.5
21.9	22.2	23.2	60.8	130.9	Other invested assets*	130.9	134.9	116.1	83.7	60.8	47.3	32.5	22.9

$8,735.0	$9,370.0	$10,569.8	$11,146.6	$11,895.4	Total investments	$11,895.4	$11,785.0	$11,550.8	$11,284.7	$11,146.6	$11,190.6	$10,890.4	$10,714.1

					Percent of investments:
57.2%	55.5%	58.3%	57.6%	56.9%	Fixed maturity securities—available-for-sale	56.9%	57.0%	56.7%	57.1%	57.6%	58.2%	58.5%	58.7%
0.1	—	—	—	—	Short-term investments	—	—	—	—	—	—	—	—
41.9	43.6	40.5	40.5	41.2	Commercial mortgage loans, net	41.2	41.0	41.2	40.9	40.5	39.9	39.6	40.2
0.6	0.7	1.0	1.4	0.8	Real estate, net*	0.8	0.9	1.1	1.3	1.4	1.5	1.6	0.9
0.2	0.2	0.2	0.5	1.1	Other invested assets*	1.1	1.1	1.0	0.7	0.5	0.4	0.3	0.2
					Fixed maturity securities—available-for-sale:
101.3%	97.6%	104.2%	106.7%	109.0%	Market value as a % of amortized cost	109.0%	108.8%	107.1%	106.1%	106.7%	109.6%	107.3%	105.2%

*	Certain investments previously classified as Real estate, net and Policy loans have been reclassified to Other invested assets for all periods presented.

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2011				2010
2007	2008	2009	2010	2011		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.57%	5.63%	5.46%	5.31%	5.08%	Fixed maturity securities – available-for-sale	5.08%	5.14%	5.19%	5.26%	5.31%	5.35%	5.38%	5.40%
6.36	6.39	6.46	6.45	6.34	Commercial mortgage loans, net	6.34	6.38	6.41	6.42	6.45	6.46	6.47	6.47

					Fixed maturity securities – available-for-sale:
					Quality rating (as % of fixed maturities):
72.5%	71.5%	69.8%	71.5%	69.0%	A or higher	69.0%	70.9%	69.8%	70.8%	71.5%	71.4%	71.5%	70.4%
23.4	23.6	24.8	23.3	25.4	BBB/Baa	25.4	23.7	25.0	23.7	23.3	23.4	23.2	24.1
2.4	2.8	3.5	3.4	4.1	BB/Ba	4.1	3.9	3.5	3.8	3.4	3.4	3.6	3.6
1.7	2.1	1.9	1.8	1.5	B or lower	1.5	1.5	1.7	1.7	1.8	1.8	1.7	1.9

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$1.9	$7.8	$17.3	$19.6	$17.1	Book value	$17.1	$21.3	$22.1	$19.6	$19.6	$19.0	$17.8	$19.0
0.05%	0.19%	0.40%	0.43%	0.34%	Rates – overall %	0.34%	0.43%	0.46%	0.42%	0.43%	0.42%	0.41%	0.44%
$0.5	$6.8	$33.2	$118.6	$40.3	Foreclosed during period	$14.3	$7.0	$9.0	$10.0	$13.5	$6.7	$96.4	$2.0
0.7	3.9	6.2	9.3	5.1	In process of foreclosure	5.1	13.8	15.7	8.0	9.3	11.0	8.0	9.9
0.7	3.9	6.2	8.2	5.1	Included in sixty-day delinquencies	5.1	13.8	15.7	6.6	8.2	11.0	8.0	9.9
3.4	6.2	28.7	76.6	93.7	Net balance of restructured loans*	93.7	89.3	78.9	82.9	76.6	65.9	62.1	31.3

					Reserve balances:
$3.0	$6.8	$19.6	$36.1	$48.1	Commercial mortgage loans, net	$48.1	$47.1	$43.5	$39.4	$36.1	$36.8	$27.1	$29.3

*	Amount is calculated using statutory accounting principles